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                                                                   EXHIBIT 10.7b

                       AMENDED AND RESTATED REVOLVING NOTE


EXECUTED AS OF THE 31ST DAY OF OCTOBER, 2001                AMOUNT $5,000,000.00


     FOR VALUE RECEIVED, the undersigned jointly and severally promise to pay to the order of LASALLE BUSINESS CREDIT, INC. (hereinafter, together with any holder hereof, called "LaSalle"), at the main office of LaSalle, 135 South LaSalle Street, Chicago, Illinois 60603, the principal sum of FIVE MILLION AND 00/100 DOLLARS ($5,000,000.00) plus the aggregate unpaid principal amount of all advances made by LaSalle to the undersigned pursuant to and in accordance with Paragraph 2 of the Loan Agreement (as hereinafter defined) in excess of such amount, or, if less, the aggregate unpaid principal amount of all advances made by LaSalle to the undersigned pursuant to and in accordance with Paragraph 2 of the Loan Agreement. The outstanding principal balance shall be payable in accordance with the terms and conditions in the Loan Agreement. The undersigned further promises to pay interest on the outstanding principal amount hereof on the dates and at the rates provided in the Loan Agreement from the date hereof until payment in full hereof.

     This Amended and Restated Revolving Note (the "Note") is referred to in and was delivered pursuant to that certain Loan and Security Agreement, as it has been and may be amended from time to time, together with all exhibits thereto, dated July 31, 2000, between LaSalle and HEI, Inc. (the "Loan Agreement"). This
Note is issued and accepted not in payment or satisfaction, but as an amendment and restatement of that certain Revolving Note dated July 31, 2000 issued by HEI and payable to the order of the Lender in the original principal amount of $5,000,000. All terms which are capitalized and used herein (which are not otherwise defined herein) shall have the meanings ascribed to such terms in the Loan Agreement.

     The undersigned hereby authorizes LaSalle to charge any account of the undersigned for all sums due hereunder. If payment hereunder becomes due and payable on a Saturday, Sunday or legal holiday under the laws of the United States or the State of Minnesota, the due date thereof shall be extended to the next succeeding business day, and interest shall be payable thereon at the rate specified during such extension. Credit shall be given for payments made in the manner and at the times provided in the Loan Agreement. It is the intent of the parties that the rate of interest and other charges to the undersigned under this Revolving Note shall be lawful and shall be limited to the maximum nonusurious rate of interest permitted by law; therefore, if for any reason the interest or other charges payable hereunder are found by a court of competent jurisdiction, in a final determination, to exceed the limit which LaSalle may lawfully charge the undersigned, then the obligation to pay interest or other charges shall automatically be reduced to such limit and, if any amount in excess of such limit shall have been paid, then such amount shall be refunded to the undersigned.




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     The principal and all accrued interest hereunder may be prepaid by the undersigned, in part or in full, at any time; provided, however, that if the undersigned prepays all of the Liabilities prior to the end of the Original Term or any Renewal Term, the undersigned shall pay a prepayment fee as provided in the Loan Agreement.

     The undersigned waives the benefit of any law that would otherwise restrict or limit LaSalle in the exercise of its right, which is hereby acknowledged, to set-off against the Liabilities, without notice and at any time hereafter, any indebtedness matured or unmatured owing from LaSalle to the undersigned. The undersigned waives every defense, counterclaim or setoff which the undersigned may now have or hereafter may have to any action by LaSalle in enforcing this Note and/or any of the other Liabilities, or in enforcing LaSalle's rights in the Collateral and ratifies and confirms whatever LaSalle may do pursuant to the terms hereof and of the Loan Agreement and with respect to the Collateral and agrees that LaSalle shall not be liable for any error in judgment or mistakes of fact or law.

     The undersigned, any other party liable with respect to the Liabilities and any and all endorsers and accommodation parties, and each one of them, if more than one, waive any and all presentment, demand, notice of dishonor, protest, and all other notices and demands in connection with the enforcement of LaSalle's rights hereunder.

     The loan evidenced hereby has been made and this Note has been delivered at Chicago, Illinois. THIS NOTE SHALL BE GOVERNED AND CONTROLLED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA AS TO INTERPRETATION, ENFORCEMENT, VALIDITY, CONSTRUCTION, EFFECT, AND IN ALL OTHER RESPECTS, INCLUDING WITHOUT LIMITATION, THE LEGALITY OF THE INTEREST RATE AND OTHER CHARGES, and shall be binding upon the undersigned and the undersigned's heirs, legal representatives, successors and assigns. If this Note contains any blanks when executed by the undersigned, LaSalle is hereby authorized, without notice to the undersigned to complete any such blanks according to the terms upon which the loan or loans were granted. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or be invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Note, the term "undersigned" as used herein shall mean all parties signing this Note, and each one of them, and all such parties, their respective heirs, executors, administrators, successors and assigns, shall be jointly and severally obligated hereunder.

     To induce LaSalle to make the loan evidenced by this Note, the undersigned
(i) irrevocably agrees that, subject to LaSalle's sole and absolute election, all actions arising directly or indirectly as a result or in consequence of this Note or any other agreement with LaSalle, or the Collateral, shall be instituted and litigated only in courts having situs in the County of Hennepin, Minnesota,
(ii) hereby consents to the exclusive jurisdiction and venue of any State or Federal Court located and having its situs in said city, and (iii) waives any objection based on forum non-conveniens. IN ADDITION, THE UNDERSIGNED HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS NOTE, THE LIABILITIES, THE COLLATERAL, ANY ALLEGED TORTIOUS



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CONDUCT BY THE UNDERSIGNED OR LASALLE OR WHICH IN ANY WAY, DIRECTLY OR
INDIRECTLY, ARISES OUT OF OR RELATES TO THE RELATIONSHIP BETWEEN THE UNDERSIGNED AND LASALLE, and consents that service of process may be made in accordance with the Loan Agreement; and service so made shall be completed five (5) days after the same has been deposited in the U.S. mails as aforesaid.

     As used herein, all provisions shall include the masculine, feminine, neuter, singular and plural thereof, wherever the context and facts require such construction and in particular the word "undersigned" shall be so construed.

     IN WITNESS WHEREOF, the undersigned has executed this Note on the date above set forth.

                                       HEI, INC.


                                       -----------------------------------------
                                       By:  Steve E. Tondera
                                       Title:  CFO


                                       CROSS TECHNOLOGY, INC.


                                       -----------------------------------------
                                       By:  Steve E. Tondera
                                       Title:  CFO




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                           ACKNOWLEDGMENT OF SIGNATURE



STATE OF MINNESOTA         )
                           )  SS.
COUNTY OF HENNEPIN         )

     I, _______________________________, a Notary Public in and for the state and county aforesaid, do hereby certify that before me this day personally appeared Steve E. Tondera, CFO of the HEI, Inc., a Minnesota corporation, known to me to be the same person whose name is subscribed to the foregoing Amended and Restated Revolving Note, and acknowledged to me that he executed and delivered the foregoing Amended and Restated Revolving Note as his free and voluntary act, for the uses set forth therein.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal this ____ day of October, 2001.


                                       -----------------------------------------
                                       Notary Public

                                       My Commission Expires

                                       -----------------------------------------



STATE OF MINNESOTA         )
                           )  SS.
COUNTY OF HENNEPIN         )

     I, _______________________________, a Notary Public in and for the state and county aforesaid, do hereby certify that before me this day personally appeared Steve E. Tondera, CFO of the Cross Technology, Inc., a Minnesota corporation, known to me to be the same person whose name is subscribed to the foregoing Amended and Restated Revolving Note, and acknowledged to me that he executed and delivered the foregoing Amended and Restated Revolving Note as his free and voluntary act, for the uses set forth therein.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal this ____ day of October, 2001.

                                       -----------------------------------------
                                       Notary Public

                                       My Commission Expires

                                       -----------------------------------------



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